UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Low Volatility Equity Fund

Semiannual report
1 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PLVEX

Putnam
Low Volatility Equity
Fund

Semiannual report
1 | 31 | 18

Message from the Trustees	1
Interview with your fund’s portfolio managers	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s use of derivatives may increase the risk of loss. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility in the fund’s portfolio holdings. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

March 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

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Rob is Chief Investment Officer, Global Asset Allocation. He has an M.B.A. from Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Adrian has an M.B.A. from The Wharton School at the University of Pennsylvania and an A.B. from Harvard University. Adrian has been in the investment industry since he joined Putnam in 2003.

Adrian, what was the fund’s investment environment like during the reporting period?

U.S. stocks rose steadily throughout the period, but the rally accelerated from November through January. Improving economic growth, a continued positive trend for corporate profits, and optimism surrounding tax reform bolstered investor sentiment during the latter months of the period.

Large-cap stocks led the way, outperforming their mid- and small-cap counterparts. Growth-oriented shares handily outpaced value stocks, continuing a trend that persisted throughout 2017. Within the S&P 500 Index, stocks in the information technology, financials, and consumer discretionary sectors generated the strongest returns. By contrast, shares in the higher-yielding, “bond-proxy” categories — utilities, real estate, telecommunication services, and consumer staples — lagged the index.

In late December, the U.S. Congress passed a $1.5 trillion tax cut that reduced the top corporate rate from 35% to 21%. Investors cheered this development with optimism that a lower tax burden, along with a rollback

Low Volatility Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Low Volatility Equity Fund

of environmental, labor, financial, and other regulations, could potentially accelerate U.S. economic growth in 2018.

How did the fund perform against this backdrop?

ADRIAN The fund generated a solid absolute return, but could not keep pace with the market’s strong uptrend. This outcome was in line with our expectations, given that there was surprisingly little volatility in stock prices during the period, while the index hit a series of new record highs.

Having lower-than-benchmark exposure to several strong-performing technology stocks and index components, most notably Amazon.com and Microsoft, hampered the fund’s relative performance. However, these stocks do not fit within our investment strategy due to their lofty valuations and historical volatility profiles. Our index put option strategy, which we employed to give the fund downside protection in the event of falling stock prices, also worked against relative results this period.

Although the fund’s return lagged that of its benchmark, the performance was consistent with our investment strategy: focus on low-volatility stocks while seeking to protect against downside risk through the use of an options overlay.

Which holdings aided relative performance?

ADRIAN Not owning beleaguered industrial conglomerate and index member General Electric proved advantageous. GE’s shares declined throughout the period, as the firm cut its dividend for the first time since 2009 and reported its largest quarterly earnings miss in roughly 17 years.

An overweight allocation to semiconductor maker Texas Instruments also contributed versus the benchmark. Texas Instruments is one of the less-volatile names in the computer chip industry and its stock outpaced the S&P 500.

Rob, would you elaborate further on the fund’s investment approach?

As co-managers, Adrian and I run the fund on a sector-neutral basis, meaning we keep the portfolio’s sector allocations relatively close to those of the S&P 500 Index. We seek to add value via stock selection, relying on our research team to help us build a portfolio of stocks that have historically exhibited less volatility than the overall index.

In our selection process, we rank stocks within each sector of the S&P 500, rather than across the index as a whole. This ranking approach enables us to identify lower-volatility stocks in each industry group, and keeps the portfolio from being too overweight in the more-defensive, bond-proxy sectors. We avoid stocks that we believe are significantly over-valued, as well as those where we think the issuing company may be engaging in some form of questionable accounting practices.

Please tell us more about your options strategy.

ROB The goal of our options strategy is to try to reduce the volatility of the portfolio and smooth out its performance over time. To execute this strategy, we sell short-term index call options on the S&P 500. Selling call options generates income for the portfolio but also places a ceiling on our participation in the market’s upside.

The income generated from the calls we sell helps to fund purchases of longer-term put options on the S&P 500. These so-called “long” put positions can help us manage the fund’s downside risk and improve its risk-adjusted performance over time. At the same time, they are a form of insurance that places an additional cost on the portfolio. Consequently, when the

Low Volatility Equity Fund 5

index is rising, they tend to be a drag on the fund’s relative results.

Adrian, in what types of market environments is the fund likely to perform best?

Given our emphasis on low-volatility equities and downside protection, we expect the fund to do well when stocks decline sharply. In fact, we saw this happen shortly after the period ended, when the S&P 500 fell by about 10% over a period of nine trading days.

We also believe the fund could perform well during range-bound periods when the S&P 500 is neither rising nor falling by a sizable amount. We think the potential benefits of our stock selection process may be particularly evident in that type of market environment. Furthermore, selling call options tends to generate better results during range-bound periods in the market.

What is your outlook for the coming months?

ADRIAN Positive revisions to corporate earnings and the passage of tax reform helped fuel stock performance in 2017. Revenue growth has been strong for many companies within the S&P 500, reflecting an accelerating trend in the overall economy. In our view, we think these factors may continue to provide a supportive backdrop for stocks in 2018.

Still, uncertainty regarding inflation and rising bond yields sparked significant market volatility shortly after the period ended. Recent data releases suggest that inflation could move higher in the months ahead. If that occurs, the Federal Reserve may revise its interest-rate policy in a way that investors are not currently anticipating as it seeks to keep inflation in check. Bond yields may also continue to rise, which could cause investors to reassess stock valuations.

In light of these uncertainties, we think stocks may be more volatile in 2018, while also offering continued potential for price appreciation. We don’t expect the ride to be as smooth as it was in 2017 — one of the rare years when stocks did not suffer a sizable pullback.

Gentlemen, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Low Volatility Equity Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Low Volatility Equity Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Life of Fund	Annual average	3 years	Annual average	1 year	6 months
Class A (3/18/13)
Before sales charge	42.39%	7.53%	19.86%	6.22%	16.59%	10.75%
After sales charge	34.20	6.23	12.97	4.15	9.89	4.39
Class B (3/18/13)
Before CDSC	37.29	6.73	17.23	5.44	15.72	10.25
After CDSC	35.29	6.41	14.23	4.54	10.72	5.25
Class C (3/18/13)
Before CDSC	37.24	6.72	17.17	5.42	15.75	10.27
After CDSC	37.24	6.72	17.17	5.42	14.75	9.27
Class M (3/18/13)
Before sales charge	38.95	6.99	18.13	5.71	16.02	10.47
After sales charge	34.09	6.21	14.00	4.46	11.96	6.61
Class Y (3/18/13)
Net asset value	44.13	7.80	20.82	6.51	16.91	10.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Low Volatility Equity Fund

Comparative index returns For periods ended 1/31/18

	Life of Fund	Annual average	3 years	Annual average	1 year	6 months
S&P 500 Index	101.24%	15.45%	50.73%	14.66%	26.41%	15.43%
Lipper Large-Cap
Core Funds	88.67	13.87	44.37	12.98	24.95	14.70
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 1/31/18, there were 842, 805, 698, and 642 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	1		1	1	1		1
Income	$0.167		$0.087	$0.077	$0.089		$0.200
Capital gains	—		—	—	—		—
Total	$0.167		$0.087	$0.077	$0.089		$0.200
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
7/31/17	$11.38	$12.07	$11.22	$11.20	$11.29	$11.70	$11.40
1/31/18	12.43	13.19	12.28	12.27	12.38	12.83	12.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of Fund	Annual average	3 years	Annual average	1 year	6 months
Class A (3/18/13)
Before sales charge	37.92%	6.95%	14.67%	4.67%	13.25%	8.23%
After sales charge	29.99	5.63	8.08	2.62	6.74	2.01
Class B (3/18/13)
Before CDSC	33.04	6.15	12.10	3.88	12.35	7.80
After CDSC	31.04	5.81	9.10	2.94	7.35	2.80
Class C (3/18/13)
Before CDSC	33.10	6.16	12.12	3.89	12.47	7.81
After CDSC	33.10	6.16	12.12	3.89	11.47	6.81
Class M (3/18/13)
Before sales charge	34.69	6.42	12.99	4.16	12.78	7.94
After sales charge	29.97	5.63	9.04	2.93	8.83	4.17
Class Y (3/18/13)
Net asset value	39.61	7.22	15.49	4.92	13.56	8.43

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Low Volatility Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year
ended 7/31/17*	1.20%	1.95%	1.95%	1.70%	0.95%
Total annual operating expenses for the fiscal
year ended 7/31/17	1.52%	2.27%	2.27%	2.02%	1.27%
Annualized expense ratio for the six-month
period ended 1/31/18	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.37	$10.33	$10.33	$9.02	$5.05
Ending value (after expenses)	$1,107.50	$1,102.50	$1,102.70	$1,104.70	$1,108.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Low Volatility Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Low Volatility Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Low Volatility Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Low Volatility Equity Fund

The fund’s portfolio 1/31/18 (Unaudited)

COMMON STOCKS (95.7%)*	Shares	Value
Aerospace and defense (6.3%)
BWX Technologies, Inc.	1,093	$69,340
General Dynamics Corp.	1,198	266,531
Harris Corp.	1,356	216,119
Huntington Ingalls Industries, Inc.	175	41,570
L3 Technologies, Inc.	856	181,866
Northrop Grumman Corp.	1,356	461,759
Raytheon Co.	2,203	460,295
		1,697,480
Automobiles (0.4%)
Ford Motor Co.	8,923	97,885
		97,885
Banks (5.8%)
BB&T Corp.	380	20,972
JPMorgan Chase & Co.	6,317	730,688
PNC Financial Services Group, Inc. (The)	2,921	461,576
SunTrust Banks, Inc.	2,379	168,195
U.S. Bancorp	3,015	172,277
		1,553,708
Beverages (2.5%)
Constellation Brands, Inc. Class A	1,888	414,359
Monster Beverage Corp. †	3,087	210,626
PepsiCo, Inc.	260	31,278
		656,263
Biotechnology (1.9%)
AbbVie, Inc.	1,062	119,178
Amgen, Inc.	725	134,886
Biogen, Inc. †	92	31,999
Celgene Corp. †	933	94,382
Gilead Sciences, Inc.	1,074	90,001
Vertex Pharmaceuticals, Inc. †	261	43,553
		513,999
Capital markets (0.8%)
CME Group, Inc.	1,147	176,042
Intercontinental Exchange, Inc.	445	32,859
		208,901
Chemicals (1.0%)
Ecolab, Inc.	631	86,876
Scotts Miracle-Gro Co. (The) Class A	407	36,740
Sherwin-Williams Co. (The)	352	146,823
		270,439
Commercial services and supplies (0.8%)
Waste Management, Inc.	2,332	206,219
		206,219
Communications equipment (1.0%)
ARRIS International PLC †	701	17,735
Cisco Systems, Inc.	312	12,960
F5 Networks, Inc. †	1,581	228,518
		259,213

Low Volatility Equity Fund 15

COMMON STOCKS (95.7%)* cont.	Shares	Value
Consumer finance (1.7%)
American Express Co.	4,468	$444,119
		444,119
Containers and packaging (1.7%)
Avery Dennison Corp.	1,128	138,383
Berry Plastics Group, Inc. †	1,045	61,854
Crown Holdings, Inc. †	4,118	239,050
		439,287
Diversified consumer services (0.1%)
Bright Horizons Family Solutions, Inc. †	138	13,552
		13,552
Diversified financial services (0.1%)
Berkshire Hathaway, Inc. Class B †	63	13,506
		13,506
Diversified telecommunication services (1.3%)
Verizon Communications, Inc.	4,925	266,295
Zayo Group Holdings, Inc. †	2,303	84,520
		350,815
Electric utilities (3.0%)
American Electric Power Co., Inc.	5,258	361,645
Duke Energy Corp.	3,515	275,928
Exelon Corp.	4,386	168,905
		806,478
Electronic equipment, instruments, and components (0.2%)
Corning, Inc.	1,546	48,266
		48,266
Equity real estate investment trusts (REITs) (3.6%)
American Homes 4 Rent R	2,404	49,979
Apple Hospitality REIT, Inc. R	1,828	35,628
Brandywine Realty Trust R	2,379	42,679
Camden Property Trust R	909	78,683
Corporate Office Properties Trust R	1,308	35,708
Duke Realty Corp. R	909	24,007
Empire State Realty Trust, Inc. Class A R	948	18,533
EPR Properties R	1,206	71,226
Equity Commonwealth † R	865	25,872
Equity Residential Trust R	2,928	180,394
Gaming and Leisure Properties, Inc. R	2,254	82,136
Highwoods Properties, Inc. R	972	46,539
Hudson Pacific Properties, Inc. R	1,199	38,332
Liberty Property Trust R	1,078	44,640
Park Hotels & Resorts, Inc. R	710	20,526
Piedmont Office Realty Trust, Inc. Class A R	1,722	33,613
Spirit Realty Capital, Inc. R	6,600	53,922
UDR, Inc. R	2,216	80,950
		963,367
Food and staples retail (1.3%)
Sysco Corp.	3,628	228,092
US Foods Holding Corp. †	3,904	125,436
		353,528

16 Low Volatility Equity Fund

COMMON STOCKS (95.7%)* cont.	Shares	Value
Food products (1.4%)
Hershey Co. (The)	1,499	$165,385
Ingredion, Inc.	545	78,284
Pinnacle Foods, Inc.	1,879	116,385
		360,054
Health-care equipment and supplies (3.1%)
Baxter International, Inc.	4,336	312,322
Boston Scientific Corp. †	1,404	39,256
Danaher Corp.	4,371	442,695
Intuitive Surgical, Inc. †	55	23,742
		818,015
Health-care providers and services (2.6%)
Anthem, Inc.	339	84,021
Humana, Inc.	1,488	419,363
UnitedHealth Group, Inc.	771	182,557
		685,941
Hotels, restaurants, and leisure (2.5%)
Aramark	750	34,358
Hyatt Hotels Corp. Class A †	1,112	90,406
Marriott International, Inc./MD Class A	165	24,311
McDonald’s Corp.	2,925	500,585
		649,660
Household products (2.0%)
Kimberly-Clark Corp.	2,912	340,704
Procter & Gamble Co. (The)	2,048	176,824
		517,528
Industrial conglomerates (1.4%)
Honeywell International, Inc.	2,391	381,771
		381,771
Insurance (3.1%)
Allstate Corp. (The)	2,911	287,519
Loews Corp.	3,420	176,643
Old Republic International Corp.	4,195	90,151
Reinsurance Group of America, Inc.	461	72,216
Travelers Cos., Inc. (The)	1,327	198,944
		825,473
Internet and direct marketing retail (1.0%)
Amazon.com, Inc. †	88	127,678
Liberty Expedia Holdings, Inc. Class A †	437	20,491
Priceline Group, Inc. (The) †	64	122,371
		270,540
Internet software and services (4.9%)
Alphabet, Inc. Class A †	541	639,581
eBay, Inc. †	10,657	432,461
Facebook, Inc. Class A †	1,426	266,505
		1,338,547
IT Services (4.6%)
Amdocs, Ltd.	857	58,619
Broadridge Financial Solutions, Inc.	432	41,649
Cognizant Technology Solutions Corp. Class A	5,346	416,881

Low Volatility Equity Fund 17

COMMON STOCKS (95.7%)* cont.	Shares	Value
IT Services cont.
CoreLogic, Inc. †	1,136	$53,801
Fidelity National Information Services, Inc.	2,550	261,018
Fiserv, Inc. †	1,265	178,163
Genpact, Ltd.	1,360	46,158
Worldpay, Inc. Class A †	1,979	158,933
		1,215,222
Life sciences tools and services (0.5%)
Charles River Laboratories International, Inc. †	336	35,428
Mettler-Toledo International, Inc. †	32	21,608
PerkinElmer, Inc.	452	36,232
Thermo Fisher Scientific, Inc.	171	38,323
		131,591
Media (3.1%)
John Wiley & Sons, Inc. Class A	352	22,317
News Corp. Class A	3,618	61,904
Time Warner, Inc.	4,800	457,680
Walt Disney Co. (The)	2,578	280,151
		822,052
Mortgage real estate investment trusts (REITs) (2.3%)
AGNC Investment Corp. R	7,577	142,372
Annaly Capital Management, Inc. R	13,654	143,913
Chimera Investment Corp. R	3,448	58,582
MFA Financial, Inc. R	4,398	31,490
New Residential Investment Corp. R	6,288	108,720
Starwood Property Trust, Inc. R	3,564	72,670
Two Harbors Investment Corp. R	3,295	48,601
		606,348
Oil, gas, and consumable fuels (5.9%)
Exxon Mobil Corp.	4,898	427,595
Kinder Morgan, Inc.	12,005	215,850
Marathon Petroleum Corp.	3,730	258,377
Occidental Petroleum Corp.	5,408	405,438
Phillips 66	1,120	114,688
Valero Energy Corp.	1,861	178,600
		1,600,548
Pharmaceuticals (5.1%)
Akorn, Inc. †	2,482	79,970
Allergan PLC	243	43,803
Bristol-Myers Squibb Co.	1,120	70,112
Eli Lilly & Co.	957	77,948
Johnson & Johnson	2,445	337,875
Merck & Co., Inc.	3,105	183,971
Pfizer, Inc.	10,210	378,178
Zoetis, Inc.	2,185	167,655
		1,339,512
Road and rail (1.7%)
Kansas City Southern	1,358	153,631
Norfolk Southern Corp.	1,907	287,728
		441,359

18 Low Volatility Equity Fund

COMMON STOCKS (95.7%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (3.2%)
Applied Materials, Inc.	4,245	$227,659
Maxim Integrated Products, Inc.	2,528	154,208
Texas Instruments, Inc.	4,186	459,079
		840,946
Software (4.7%)
CDK Global, Inc.	1,612	114,919
Dell Technologies, Inc. Class V †	1,218	87,331
Intuit, Inc.	2,528	424,451
Microsoft Corp.	2,932	278,569
Red Hat, Inc. †	1,553	204,033
Synopsys, Inc. †	1,458	135,025
		1,244,328
Specialty retail (4.0%)
Home Depot, Inc. (The)	364	73,128
Lowe’s Cos., Inc.	3,997	418,606
Ross Stores, Inc.	2,576	212,237
TJX Cos., Inc. (The)	4,416	354,693
		1,058,664
Technology hardware, storage, and peripherals (3.6%)
Apple, Inc.	2,777	464,953
HP, Inc.	11,341	264,472
NetApp, Inc.	3,485	214,328
		943,753
Textiles, apparel, and luxury goods (1.0%)
Michael Kors Holdings, Ltd. †	1,539	101,574
PVH Corp.	1,010	156,631
		258,205
Tobacco (0.5%)
Altria Group, Inc.	1,759	123,728
		123,728
Total common stocks (cost $20,629,004)		$25,370,810

INVESTMENT COMPANIES (2.1%)*	Shares	Value
SPDR S&P 500 ETF Trust	1,982	$558,726
Total investment companies (cost $565,857)		$558,726

PURCHASED OPTIONS	Expiration
OUTSTANDING (1.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Oct-18/$225.00	$4,022,431	$14,269	$35,958
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Jan-19/250.00	4,220,325	14,971	100,308
SPDR S&P 500 ETF Trust (Put)	Aug-18/215.00	4,865,594	17,260	21,166
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Dec-18/235.00	4,023,841	14,274	61,813
SPDR S&P 500 ETF Trust (Put)	Nov-18/225.00	4,029,761	14,295	38,539
SPDR S&P 500 ETF Trust (Put)	Sep-18/215.00	4,717,597	16,735	27,199
Total purchased options outstanding (cost $561,192)				$284,983

Low Volatility Equity Fund 19

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.4%)*	amount	Value
U.S. Government Agency Mortgage Obligations (0.4%)
Federal National Mortgage Association Pass-Through Certificates
3.00%, 11/1/35 [i]	$109,609	$109,765

Total U.S. government and agency mortgage obligations (cost $109,765)		$109,765

	Principal amount/
SHORT-TERM INVESTMENTS (1.2%)*		shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.25% P	Shares	220,000	$220,000
U.S. Treasury Bills 1.430%, 4/19/18 ∆		$111,000	110,671
Total short-term investments (cost $330,666)			$330,671

TOTAL INVESTMENTS
Total investments (cost $22,196,484)	$26,654,955

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $26,511,987.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,667 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,998 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 1/31/18 (premiums $6,998) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Feb-18/$291.00	$5,191,752	$18,417	$8,938
Total				$8,938

20 Low Volatility Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$3,170,558	$—	$—
Consumer staples	2,011,101	—	—
Energy	1,600,548	—	—
Financials	3,652,055	—	—
Health care	3,489,058	—	—
Industrials	2,726,829	—	—
Information technology	5,890,275	—	—
Materials	709,726	—	—
Real estate	963,367	—	—
Telecommunication services	350,815	—	—
Utilities	806,478	—	—
Total common stocks	25,370,810	—	—

Investment companies	558,726	—	—
Purchased options outstanding	—	284,983	—
U.S. government and agency mortgage obligations	—	109,765	—
Short-term investments	220,000	110,671	—
Totals by level	$26,149,536	$505,419	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(8,938)	$—
Totals by level	$—	$(8,938)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund 21

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $22,196,484)	$26,654,955
Dividends, interest and other receivables	25,986
Receivable for shares of the fund sold	1,937
Receivable for investments sold	1,612,740
Prepaid assets	32,317
Total assets	28,327,935

LIABILITIES
Payable to custodian	1,245,112
Payable for investments purchased	159,351
Payable for shares of the fund repurchased	16,903
Payable for compensation of Manager (Note 2)	2,193
Payable for custodian fees (Note 2)	6,262
Payable for investor servicing fees (Note 2)	5,264
Payable for Trustee compensation and expenses (Note 2)	2,639
Payable for administrative services (Note 2)	49
Payable for distribution fees (Note 2)	2,856
Written options outstanding, at value (premiums $6,998) (Note 1)	8,938
Collateral on certain derivative contracts, at value (Notes 1 and 8)	329,765
Other accrued expenses	36,616
Total liabilities	1,815,948

Net assets	$26,511,987

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,995,869
Distributions in excess of net investment income (Note 1)	(270,254)
Accumulated net realized gain on investments (Note 1)	329,841
Net unrealized appreciation of investments	4,456,531
Total — Representing net assets applicable to capital shares outstanding	$26,511,987

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($5,510,823 divided by 443,365 shares)	$12.43
Offering price per class A share (100/94.25 of $12.43)*	$13.19
Net asset value and offering price per class B share ($743,077 divided by 60,506 shares)**	$12.28
Net asset value and offering price per class C share ($1,024,797 divided by 83,488 shares)**	$12.27
Net asset value and redemption price per class M share ($309,087 divided by 24,965 shares)	$12.38
Offering price per class M share (100/96.50 of $12.38)*	$12.83
Net asset value, offering price and redemption price per class Y share
($18,924,203 divided by 1,522,389 shares)	$12.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Low Volatility Equity Fund

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $46)	$284,072
Interest (including interest income of $1,248 from investments in affiliated issuers) (Note 5)	1,291
Securities lending (net of expenses) (Notes 1 and 5)	322
Total investment income	285,685

EXPENSES
Compensation of Manager (Note 2)	83,756
Investor servicing fees (Note 2)	15,703
Custodian fees (Note 2)	5,480
Trustee compensation and expenses (Note 2)	609
Distribution fees (Note 2)	16,695
Administrative services (Note 2)	467
Auditing and tax fees	21,129
Blue sky expense	36,904
Other	8,542
Fees waived and reimbursed by Manager (Note 2)	(46,066)
Total expenses	143,219
Expense reduction (Note 2)	(19)
Net expenses	143,200

Net investment income	142,485

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,765,347
Net realized loss on written options (Note 1)	(227,970)
Net unrealized appreciation of securities in unaffiliated issuers during the period	1,093,364
Net unrealized depreciation of written options during the period	(2,417)
Net gain on investments	2,628,324

Net increase in net assets resulting from operations	$2,770,809

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund 23

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$142,485	$462,562
Net realized gain on investments	1,537,377	1,139,183
Net unrealized appreciation (depreciation) of investments	1,090,947	(88,135)
Net increase in net assets resulting from operations	2,770,809	1,513,610
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(75,480)	(96,864)
Class B	(5,426)	(4,570)
Class C	(6,560)	(7,305)
Class M	(2,187)	(4,073)
Class Y	(323,086)	(388,322)
From return of capital
Class A	—	(17,562)
Class B	—	(828)
Class C	—	(1,324)
Class M	—	(739)
Class Y	—	(70,403)
Decrease from capital share transactions (Note 4)	(1,719,263)	(14,985,368)
Total increase (decrease) in net assets	638,807	(14,063,748)

NET ASSETS
Beginning of period	25,873,180	39,936,928
End of period (including distributions in excess of net
investment income of $270,254 and accumulated net
investment loss of $(—) respectively)	$26,511,987	$25,873,180

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 Low Volatility Equity Fund

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Low Volatility Equity Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
January 31, 2018**	$11.38	.06	1.16	1.22	(.17)	—	—	(.17)	$12.43	10.75*	$5,511	.60 *	.47*	39*
July 31, 2017	10.94	.15	.47	.62	(.15)	—	(.03)	(.18)	11.38	5.71	5,265	1.20	1.33	47
July 31, 2016	11.58	.16	(.24)	(.08)	(.24)	(.32)	—	(.56)	10.94	(.55)	7,314	1.20	1.50	135
July 31, 2015	11.17	.12	.76	.88	(.03)	(.44)	—	(.47)	11.58	7.91	4,783	1.20	1.00	123
July 31, 2014	10.31	.10	.92	1.02	(.16)	—	—	(.16)	11.17	9.91	2,388	1.20	.89	91
July 31, 2013†	10.00	.02	.29	.31	—	—	—	—	10.31	3.10*	3,776	.45*	.23*	17*
Class B
January 31, 2018**	$11.22	.01	1.14	1.15	(.09)	—	—	(.09)	$12.28	10.25*	$743	.98*	.09*	39*
July 31, 2017	10.77	.06	.47	.53	(.07)	—	(.01)	(.08)	11.22	5.01	701	1.95	.60	47
July 31, 2016	11.43	.09	(.26)	(.17)	(.17)	(.32)	—	(.49)	10.77	(1.31)	760	1.95	.85	135
July 31, 2015	11.08	.02	.77	.79	—	(.44)	—	(.44)	11.43	7.13	648	1.95	.20	123
July 31, 2014	10.28	.01	.92	.93	(.13)	—	—	(.13)	11.08	9.11	264	1.95	.08	91
July 31, 2013†	10.00	(.01)[e]	.29	.28	—	—	—	—	10.28	2.80*	77	.73*	(.14)*e	17*
Class C
January 31, 2018**	$11.20	.01	1.14	1.15	(.08)	—	—	(.08)	$12.27	10.27*	$1,025	.98*	.09*	39*
July 31, 2017	10.75	.06	.47	.53	(.07)	—	(.01)	(.08)	11.20	4.97	1,098	1.95	.58	47
July 31, 2016	11.41	.07	(.23)	(.16)	(.18)	(.32)	—	(.50)	10.75	(1.26)	1,525	1.95	.71	135
July 31, 2015	11.07	.03	.75	.78	—	(.44)	—	(.44)	11.41	7.04	642	1.95	.24	123
July 31, 2014	10.28	(.02)	.95	.93	(.14)	—	—	(.14)	11.07	9.12	299	1.95	(.13)	91
July 31, 2013†	10.00	—[f]	.28	.28	—	—	—	—	10.28	2.80*	65	.73*	.01*	17*
Class M
January 31, 2018**	$11.29	.03	1.15	1.18	(.09)	—	—	(.09)	$12.38	10.47*	$309	.85*	.22*	39*
July 31, 2017	10.86	.08	.47	.55	(.10)	—	(.02)	(.12)	11.29	5.15	296	1.70	.75	47
July 31, 2016	11.48	.10	(.23)	(.13)	(.17)	(.32)	—	(.49)	10.86	(.97)	428	1.70	.99	135
July 31, 2015	11.12	.06	.76	.82	(.02)	(.44)	—	(.46)	11.48	7.35	139	1.70	.52	123
July 31, 2014	10.29	.04	.92	.96	(.13)	—	—	(.13)	11.12	9.34	157	1.70	.33	91
July 31, 2013†	10.00	—[f]	.29	.29	—	—	—	—	10.29	2.90 *	20	.63*	.02*	17*
Class Y
January 31, 2018**	$11.40	.07	1.16	1.23	(.20)	—	—	(.20)	$12.43	10.86*	$18,924	.47*	.60*	39*
July 31, 2017	10.95	.17	.48	.65	(.17)	—	(.03)	(.20)	11.40	6.03	18,513.95		1.56	47
July 31, 2016	11.59	.21	(.27)	(.06)	(.26)	(.32)	—	(.58)	10.95	(.32)	29,910.95		1.92	135
July 31, 2015	11.19	.15	.76	.91	(.07)	(.44)	—	(.51)	11.59	8.19	44,993.95		1.27	123
July 31, 2014	10.32	.12	.92	1.04	(.17)	—	—	(.17)	11.19	10.16	24,539.95		1.15	91
July 31, 2013†	10.00	.04	.28	.32	—	—	—	—	10.32	3.20*	25,991	.35*	.37*	17*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Low Volatility Equity Fund	Low Volatility Equity Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets
January 31, 2018	0.17%
July 31, 2017	0.32
July 31, 2016	0.21
July 31, 2015	0.20
July 31, 2014	0.53
July 31, 2013	0.58

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Low Volatility Equity Fund

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Low Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated

Low Volatility Equity Fund 29

otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

30 Low Volatility Equity Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

Low Volatility Equity Fund 31

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

32 Low Volatility Equity Fund

	Loss carryover
Short-term	Long-term	Total
$1,179,432	$—	$1,179,432

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $22,214,578, resulting in gross unrealized appreciation and depreciation of $4,912,048 and $480,609, respectively, or net unrealized appreciation of $4,431,439.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.314% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.95% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $46,066 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Low Volatility Equity Fund 33

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,107	Class M	174
Class B	428	Class Y	11,377
Class C	617	Total	$15,703

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$6,649
Class B	1.00%	1.00%	3,660
Class C	1.00%	1.00%	5,270
Class M	1.00%	0.75%	1,116
Total			$16,695

34 Low Volatility Equity Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $472 and no monies from the sale of class A and class M shares, respectively, and received $607 and $14 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$10,182,226	$12,879,638
U.S. government securities (Long-term)	—	—
Total	$10,182,226	$12,879,638

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	38,509	$454,803	145,291	$1,579,852
Shares issued in connection with
reinvestment of distributions	5,602	66,892	9,624	103,652
	44,111	521,695	154,915	1,683,504
Shares repurchased	(63,248)	(741,991)	(361,076)	(3,964,645)
Net decrease	(19,137)	$(220,296)	(206,161)	$(2,281,141)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	8,987	$96,378
Shares issued in connection with
reinvestment of distributions	459	5,426	506	5,398
	459	5,426	9,493	101,776
Shares repurchased	(2,424)	(29,331)	(17,591)	(186,421)
Net decrease	(1,965)	$(23,905)	(8,098)	$(84,645)

Low Volatility Equity Fund 35

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	5,921	$69,961	23,233	$249,229
Shares issued in connection with
reinvestment of distributions	555	6,560	790	8,416
	6,476	76,521	24,023	257,645
Shares repurchased	(21,041)	(245,541)	(67,830)	(725,758)
Net decrease	(14,565)	$(169,020)	(43,807)	$(468,113)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	2,579	$30,729	10,937	$119,987
Shares issued in connection with
reinvestment of distributions	184	2,187	449	4,812
	2,763	32,916	11,386	124,799
Shares repurchased	(4,033)	(47,394)	(24,579)	(272,574)
Net decrease	(1,270)	$(14,478)	(13,193)	$(147,775)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	53,202	$625,938	196,809	$2,111,136
Shares issued in connection with
reinvestment of distributions	27,057	323,065	42,591	458,706
	80,259	949,003	239,400	2,569,842
Shares repurchased	(181,764)	(2,240,567)	(1,346,972)	(14,573,536)
Net decrease	(101,505)	$(1,291,564)	(1,107,572)	$(12,003,694)

At the close of the reporting period, two shareholders of record owned 16.0% and 27.5% respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 1/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$2,176,125	$2,176,125	$2,165	$—
Putnam Short Term
Investment Fund**	126,038	1,357,159	1,483,197	1,248	—
Total Short-term
investments	$126,038	$3,533,284	$3,659,322	$3,413	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

36 Low Volatility Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$97,000
Written equity option contracts (contract amount)	$19,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$284,983	Payables	$8,938
Total		$284,983		$8,938

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(680,745)	$(680,745)
Total	$(680,745)	$(680,745)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$10,044	$10,044
Total	$10,044	$10,044

Low Volatility Equity Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	JPMorgan Chase Bank N.A.	Total
Assets:
Purchased options**#	35,958	121,474	127,551	284,983
Total Assets	$35,958	$121,474	$127,551	$284,983
Liabilities:
Written options#	—	—	8,938	8,938
Total Liabilities	$—	$—	$8,938	$8,938
Total Financial and Derivative	$35,958	$121,474	$118,613	$276,045
Net Assets
Total collateral received
(pledged)†##	$35,958	$(110,667)	$118,613
Net amount	$—	$232,141	$—
Controlled collateral received
(including TBA commitments)**	$109,765	$—	$220,000	$329,765
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(110,667)	$—	$(110,667)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Low Volatility Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

Low Volatility Equity Fund 39

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40 Low Volatility Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Low Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018